Exhibit 10.12

THIRD AMENDMENT TO CONSIGNMENT AGREEMENT

THIS THIRD AMENDMENT TO CONSIGNMENT AGREEMENT (this “Amendment”) is made as of the 25th day of October, 2006, by and among THE BANK OF NOVA SCOTIA, a Canadian-chartered bank of (“Consignor”), AGY HOLDING CORP., a Delaware corporation (“Holding”), AGY AIKEN LLC, a Delaware limited liability company (“Aiken”), and AGY HUNTINGDON LLC, a Delaware limited liability company (“Huntingdon”); Holding, Aiken and Huntingdon are herein collectively referred to herein as (“Customer”).

WITNESSETH THAT:

WHEREAS, Bank of America, N.A., a national banking association (“BANA”), and Customer are the named parties to a certain Consignment Agreement dated as of August 25, 2005, as amended by a First Amendment to Consignment Agreement dated as of April 7, 2006, and a Second Amendment to Consignment Agreement dated as of April 21, 2006 (as amended, the (“Consignment Agreement” ); and

WHEREAS, effective October 10, 2006, BANA assigned to Consignor all of its right, title and interest in, under and to the Consignment Agreement and all agreements securing the payment and performance of all of Customer’s obligations thereunder, and all other agreements relating thereto, and Consignor agreed to perform all obligations of BANA as consignor under the Consignment Agreement; and

WHEREAS, the parties hereto desire to amend certain provisions of the Consignment Agreement as hereinafter provided.

NOW, THEREFORE, for value received, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.	Capitalized Terms.

Capitalized terms used in this Amendment without definition herein shall have the meanings given to such terms in the Consignment Agreement.

2.	References to Consignor.

(a) All references in the Consignment Agreement to “Consignor” are hereby amended to read and refer to The Bank of Nova Scotia, a Canadian-chartered bank, as assignee of Bank of America, N.A., a national banking association.

(b) The Consignor’s address for Notices set forth in Section 14.07 of the Consignment Agreement is hereby amended to read as follows:

“The Bank of Nova Scotia

One Liberty Plaza, 25th Floor

New York, NY 10006

Attention: Tim Dinneny, Managing Director

Telecopy No.: 212-225-6248

in each case (except for routine communications) with a copy to:

Edwards Angell Palmer & Dodge LLP

2800 Financial Plaza

Providence, Rhode Island 02903

Attention: Andrew J. Chlebus

Telecopy No.: 401-276-6611”

(c) The address of Consignor set forth in Section 14.07 of the Consignment Agreement for payment by or on behalf of Customer under the Consignment Agreement is hereby amended to read as follows:

The Bank of Nova Scotia New York

SWIFT Code NOSCUS33

ABA: #026002532

For further credit to

Account # 0612030 Scotia Mocatta NY

Ref: AGY Holding Corp.

3.	Amended Definitions.

(a) The definitions of the terms “Applicable Margin”, “Bank”, “Consignor’s Address”, “First Lien Administrative Agent”, “First Lien Credit Agreement”, “Intercreditor Agreement”, “Prime Rate”, “Second Lien Administrative Agent” and

“Second Lien Credit Agreement” in Section 1.01 of the Consignment Agreement are hereby amended to read in their entirety, respectively, as follows:

““Applicable Margin” means two percentage points (2.00%) or such other percentage as Consignor and Customer may agree upon from time to time.”

““Bank” means The Bank of Nova Scotia, a Canadian-chartered bank.”

““Consignor’s Address” means One Liberty Plaza, 25th Floor, New York, NY 10006, Attn: Tim Dinneny, Managing Director, or such other person or address as the Consignor shall designate from time to time in accordance with the provisions hereof.”

““First Lien Administrative Agent” means UBS AG, Stamford Branch, as Administrative Agent for the Lenders as defined in the First Lien Credit Agreement.”

““First Lien Credit Agreement” means that certain Credit Agreement dated as of October 25, 2006, between Customer, KAGY Holding Company, Inc. and other Guarantors party thereto, certain financial institutions signatory thereto as Lenders, UBS Securities LLC, as Sole Lead Arranger, Sole Bookmanager, Documentation Agent and Syndication Agent, UBS AG, Stamford Branch, as Issuing Bank, Administrative Agent and Collateral Agent, and UBS Loan Finance LLC, as Swingline Lender, as amended, restated, supplemented, extended, renewed, replaced or otherwise modified from time to time.”

““Intercreditor Agreement” means that certain Intercreditor Agreement dated as of October 25, 2006, by and among Consignor, Customer, certain Affiliates of Customer, First Lien Administrative Agent and Second Lien Administrative Agent, as the same may hereafter be amended, restated, supplemented, extended, renewed, replaced or otherwise modified from time to time.”

““Prime Rate” shall mean the U.S. dollar base rate as quoted by Consignor from time to time for U.S. Dollar commercial loans made by the Consignor in the United States of America and being a variable rate of interest adjusted automatically upon change by Consignor. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate being charged to any customer. Changes in the rate of interest resulting from changes in the Prime Rate shall take place immediately without notice or demand of any kind.”

““Second Lien Administrative Agent” means U.S. Bank National Association, as Trustee and Collateral Agent for the holders of certain notes issued pursuant to the Second Lien Credit Agreement.”

““Second Lien Credit Aggreement” means that certain Indenture dated as of October 25, 2006, between Holding and certain Guarantors party thereto, as Guarantors, and Second Lien Administrative Agent, as amended, restated, supplemented, extended, renewed, replaced or otherwise modified from time to time.”

(b) The definition of the term “Total Leverage Ratio” is hereby deleted from Section 1.01 of the Consignment Agreement.

4.	Additional Amendments.

(a) All references in the Consignment Agreement to Providence, Rhode Island, or Charlotte, North Carolina, are hereby amended to read and refer to New York, New York.

(b) Section 7.66(b) of the Consignment Agreement is hereby amended by adding to the end thereof the following;

“provided, however, that, notwithstanding the foregoing, the deliveries required under this Section 7.06(b) for the quarterly period ending September 30, 2006, shall be delivered by Customer to Consignor on or prior to January 15, 2007.”] [subject to Consignor consent]

(c) Section 14.02(a) of the Consignment Agreement is hereby amended to read in its entirety as follows:

“(a) CUSTOMER HEREBY IRREVOCABLY AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS AGREEMENT OR ANY OF THE OTHER CREDIT DOCUMENTS MAY BE BROUGHT, AT THE CONSIGNOR’S OPTION, IN THE COURTS OF THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS AND SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON CUSTOMER BY MAIL AT THE CUSTOMER’S ADDRESS SET FORTH IN THIS AGREEMENT. THE CUSTOMER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT FORUM.”

5.	Representations and Warranties.

To induce Consignor to enter into this Amendment, Customer hereby represents and warrants to Consignor that (a) on and as of the date hereof, Customer is not in default of any covenant set forth in the Agreement, as amended hereby, and (b) except as disclosed in writing to Consignor contemporaneously with Customer’s execution hereof, restates as of the date hereof and incorporates herein by reference all representations and warranties set forth in the Agreement, except that for the purposes of such incorporation by reference, the term “this Agreement” shall be amended to read “this Amendment.”

6.	Applicable Law.

This Amendment and the rights and obligations of the parties hereunder shall be construed and interpreted in accordance with the laws of the State of New York (excluding the laws applicable to conflicts or choice of law).

7.	Integration.

This Amendment is intended by the parties as the final, complete and exclusive statement of the amendment intended hereby. The Agreement, as amended hereby, may not be amended or modified except by a written Instrument describing such amendment or modification, executed by Customer and Consignor.

8.	Expenses.

Customer hereby covenants and agrees to pay all out-of-pocket expenses, costs and charges incurred by Consignor (including reasonable fees and disbursements of counsel) in connection with the preparation and implementation of this Amendment.

9.	Reaffirmation.

Except as amended hereby, the Agreement shall remain in full force and effect and is in all respects hereby ratified and affirmed.

10.	Counterparts.

This Amendment may be executed by the parties hereto in any number of separate counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.

[The next page is the signature page]

IN WITNESS WHEREOF, the undersigned parties have caused this Third Amendment to Consignment Agreement to be executed by their respective duly authorized officers as of the date first above written.

AGY HOLDING CORP.

By:	/s/ C. Cuisson
Name:	C. Cuisson
Title:	Vice President and Chief Financial Officer

AGY AIKEN LLC

By:	AGY Holding Corp., its sole member

	By:	/s/ C. Cuisson
	Name:	C. Cuisson
	Title:	Vice President and Chief Financial Officer

AGY HUNTINGDON LLC

By:	AGY Holding Corp., its sole member

	By:	/s/ C. Cuisson
	Name:	C. Cuisson
	Title:	Vice President and Chief Financial Officer

THE BANK OF NOVA SCOTIA

By:	/s/ Zoran Miljkovic
Name:	Zoran Miljkovic
Title:	Director

By:	/s/ Timothy P. Dinneny
Name:	Timothy P. Dinneny
Title:	Managing Director